Exhibit 10.6

RUBICON TECHNOLOGIES, INC.

2022 EQUITY INCENTIVE PLAN

AMENDMENT TO GRANT NOTICE AND

STANDARD TERMS AND CONDITIONS OF

RESTRICTED STOCK UNIT AWARD

THIS AMENDMENT to that certain Grant Notice for Restricted Stock Unit Award and the Standard Terms and Conditions of that certain restricted stock unit award (the “Agreement”), by and between Rubicon Technologies, Inc., a Delaware corporation (the “Company”), and Philip Rodoni (the “Participant”, together with the Company, the “Parties”) and dated October 21, 2022 (this “Amendment”), is made and entered into as of May 21, 2023 (the “Effective Date”), by and between the Parties. Capitalized terms used in this Amendment but not otherwise defined herein shall have their respective meanings set forth in the Agreement.

WHEREAS, the Company maintains the Plan, pursuant to which the Committee has the authority to administer the Plan, including the power to amend the Agreement;

WHEREAS, prior to March 15, 2023, the Company and the Participant previously agreed to delay the settlement of any vested RSUs to a date no later than December 31, 2023; and

WHEREAS, the Committee has determined that it would be advisable and in the best interest of the Company and its stockholders to amend the Agreement to memorialize and ratify the understanding between the Company and the Participant to reflect a later settlement date than is currently provided for under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Section 2 of the Standard Terms and Conditions of the Agreement is hereby amended and restated as follows:

On December 1, 2023, but in no event later than December 31, 2023, the Company shall deliver to the Participant shares of Common Stock equal to the number of RSUs.

2.	All other terms of the Agreement remain the same, are in full force and effect and are incorporated by reference into this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

RUBICON TECHNOLOGIES, INC.

By:	/s/ Kevin Schubert
Name:	Kevin Schubert
Title:	President

PARTICIPANT

/s/ Philip Rodoni
Philip Rodoni

[Signature Page to Amendment]